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                                                                    EXHIBIT 99.1

                          AGREEMENT WITH SHAREHOLDER
                          --------------------------


          AGREEMENT WITH SHAREHOLDER (the "Agreement"), dated November 30, 1996, between Woolworth Corporation, a New York corporation (the "Purchaser"), and Richard C. Gering (the "Shareholder").

          WHEREAS, the Purchaser, Eastbay, Inc., a Wisconsin corporation (the "Company"), and East Acquisition Corporation, a Wisconsin corporation and an indirect wholly owned subsidiary of the Purchaser ("Acquisition"), are entering into an Agreement and Plan of Merger (the "Merger Agreement"), which would provide, among other things, that Acquisition, upon the terms and subject to the conditions thereof, would be merged with the Company (the "Merger"); and

          WHEREAS, as a condition to its willingness to execute the Merger Agreement, and as a material inducement with respect thereto the Purchaser has required that the Shareholder agree, and the Shareholder has agreed, to enter into this Agreement.

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

I.   GRANT OF APPRECIATION RIGHT

          1.1 If, at any time prior to the first anniversary of the date the Merger Agreement is terminated by the Company, (i) any third party shall have made a bona fide "takeover proposal" (as defined in the Merger Agreement) and subsequently (ii) the Shareholder shall, by sale, transfer, assignment or any other means whatsoever, receive cash or property (including the retained value of any security and the present value of any right to receive a payment in the future (whether or not after the first anniversary)) for any share of common stock, par value $.01 per share, of the Company ("Shares") held by such Shareholder as of the date hereof (which the Shareholder represents is 1,521,600 Shares) in excess of $23.75 per Share, the Shareholder shall promptly pay (including, in the case of deferred consideration, when such consideration is received) the amount of such excess to the Purchaser, provided that if a "takeover proposal"
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(as defined in the Merger Agreement) which provides for a payment of a higher price per share to the public than that set forth in the Merger Agreement is received by the Company within 37 days of the date of the Merger Agreement, such payment shall be subject to a maximum of $1.139284 per share. This provision shall apply to the extent set forth herein to any sale, transfer, assignment or other action with respect to any interest in or right with respect to, such Shares, whether the sale, transfer, assignment or other action occurs in a single transaction or a series of transactions, and shall be generally broadly construed in order to protect the interests of the Purchaser. The provisions of this Article I shall be of no further force and effect in the event that (i) the Purchaser shall be or shall have been in material breach of its obligations under the Merger Agreement or (ii) the Merger shall fail to be consummated as a result of the failure to obtain clearance under the HSR Act (as defined in the Merger Agreement) or (iii) the conditions set forth in Section 7.1(b) or 7.2 of the Merger Agreement shall not have been satisfied at the time of termination of the Merger Agreement.

II.  CONTINGENT CONSIDERATION

          2.1 In the event that the Merger is consummated, the Shareholder (whether or not employed by the Company, and including his heirs, beneficiaries, representatives and assigns) shall be entitled to receive from the Purchaser a payment pursuant to this Article II to the extent the conditions hereof are satisfied. Any payment so made shall be deemed to be, and shall be treated for all purposes by the parties hereto as, contingent payment in consideration of the Shares sold by the Shareholder and the parties agree to treat the payment as such on all tax returns filed by the parties.

               (i) If the earnings before interest and taxes ("EBIT") of the Company in the twelve-month period ended June 30, 1998 ("1998 EBIT") exceeds $20,271,000, then the Shareholder shall be entitled to receive from the Purchaser (in cash paid promptly after the amount is finally calculated) $X per Share (the "1998 Payment"), where X is calculated as follows:

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     (a)  If the 1998 EBIT is less than $24,473,000, then X shall be equal to
          [1998 EBIT - $20,271,000)] / $4,202,000 x $0.777737 and the 1998
          Unpaid Amount shall be equal to [$0.777737 - X].

     (b) If the 1998 EBIT is greater than or equal to $24,473,000, then X shall be equal to $0.777737 and the 1998 Unpaid Amount shall be equal to $0.

In no event shall the 1998 Payment exceed $0.777737 per Share.

               (ii) If the EBIT of the Company for the twelve-month period ended June 30, 1999 ("1999 EBIT") exceeds $25,316,000, then the Shareholder shall be entitled to receive from the Purchaser (in cash promptly after the amount is finally calculated), $Y per Share (the "1999 Payment"), where Y is calculated as follows:

     (a) If the 1999 EBIT is less than or equal to $30,569,000, then Y shall be equal to [1999 EBIT - $25,316,000] / $5,253,000 x $0.972263.

     (b) If the 1999 EBIT is greater than $30,569,000 and the 1998 Unpaid Amount is greater than $0, then Y shall be equal to $0.972263 plus [1999 EBIT - $30,569,000] / [$24,473,000 - 1998 EBIT] x 1998 Unpaid
          Amount, provided however, that in no event shall Y exceed $0.972263 plus the 1998 Unpaid Amount.

     (c) If the 1999 EBIT is greater than $30,569,000 and the 1998 Unpaid Amount equals $0, then Y shall be equal to $0.972263.

               (iii) Notwithstanding the foregoing, in no event shall the sum of the 1998 Payment and the 1999 Payment exceed $1.75 per share.

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               (iv)  The Purchaser intends to maintain the business and
financial affairs of the Company as a discrete entity in accordance with their conditions as of the Effective Time of the Merger. If any material change is made to the Company as currently operated prior to the payment (if earned) of the 1999 Payment, the parties will cooperate in good faith to determine the necessary amendments (if any) to this Article II so as to fairly and equitably treat both parties to this Agreement.

               (v) Any calculation of EBIT made pursuant to this Article II shall be prepared based upon the books and records of the Company in accordance with generally accepted accounting principles, consistently applied. By way of illustration and not limitation, EBIT shall not include any intercompany charges which do not replace other charges which would be paid by the Company or any expenses related to costs of the Merger.

III. REPRESENTATIONS AND WARRANTIES OF THE SHAREHOLDER

          The Shareholder represents and warrants to the Purchaser that:

          3.1 The Shareholder has all necessary power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby and this Agreement constitutes a valid and binding agreement of the Shareholder.

          3.2 The Shareholder beneficially owns 1,521,600 Shares free and clear of all claims, liens, encumbrances, security interests and charges of any kind, including rights of first refusal and restrictions or other impediments on the Shareholder's voting rights or rights of disposition pertaining thereto.

          3.3 Neither the execution, delivery and performance of this Agreement nor the consummation by the Shareholder of the transactions contemplated hereby will require the consent, waiver, approval, license or authorization of or filing with any person or public authority and will not conflict with, constitute a violation of or default under or result in a breach of any contract, commitment, agreement, arrangement, certificate of incorporation or bylaw, judgment, order, ordinance, regulation, decree or restriction of any kind to which the

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Shareholder is a party or by which the Shareholder is bound.

IV.  REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser represents and warrants to the Shareholder that:

          4.1 This Agreement has been duly authorized by all necessary corporate action on the part of the Purchaser and has been duly executed by a duly authorized officer of the Purchaser and constitutes a valid and binding obligation of the Purchaser.

V.   COVENANTS OF THE SHAREHOLDER

          5.1 The Shareholder hereby covenants and agrees that prior to the date of termination of the Merger Agreement the Shareholder will not, directly or indirectly, sell, transfer, assign, pledge, hypothecate, create a security interest in or lien on, place in trust (voting or otherwise) or otherwise encumber or dispose of or limit its right to vote in any manner any of the Shares which are the subject matter of this Agreement except pursuant to the terms hereof. The Shareholder will not take any action in his individual capacity which would have the effect of preventing or disabling the Shareholder from performing its obligations under this Agreement.

          5.2 (a) The Shareholder agrees to vote all voting securities of the Company held by such holder in favor of adoption of the Merger Agreement; provided, however, that the Shareholder shall not be required to vote his voting securities in favor of adoption of the Merger Agreement if the Board of Directors of the Company determines, after consultation with counsel, that recommending the Merger and adoption of the Merger Agreement to the Company's shareholders is inconsistent with the Board of Directors' fiduciary duties to the Company's shareholders.

               (b) The Shareholder agrees that, prior to the date of termination of the Merger Agreement (the "Termination Date") such holder will not vote or execute any written consent in favor of any amendment to the Articles of Incorporation or By-laws of the Company or

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any Business Combination Transaction without the prior written consent of the
Purchaser. As used herein, "Business Combination Transaction" shall mean any transaction, including, without limitation, a merger, consolidation, reclassification, liquidation, dissolution or sale of substantially all of the assets of the Company, other than a transaction to which the Purchaser is a party, which requires a vote of stockholders of the Company pursuant to the Wisconsin Business Corporation Law or the rules and regulations of the NASDAQ Stock Market.

          5.3 For a period of five years from the Effective Date (as defined in the Merger Agreement), the Shareholder shall not (a)(i) compete with the Company or the Purchaser, in the Territory in the conduct of the Business, or (ii) engage or participate, directly or indirectly, in any business or businesses substantially similar to the Business, (b) solicit or cause to be solicited within or without the Territory any customers of the Business for services or products that compete with those of the Company or the Business, or (c) recruit, solicit, or induce any employee of the Business, the Purchaser, or any subsidiary of the Purchaser to terminate their employment with, or otherwise cease their relationship with, the Business, the Purchaser, or any such subsidiary, as the case may be. For purposes of this provision, "Territory" shall mean the United States, Canada, Japan, the United Kingdom, Germany, France, Spain and Italy, and "Business" shall mean the business of selling and marketing by mail order footwear and apparel and selling and marketing athletic footwear and apparel through retail stores. The parties agree that the Purchaser is not making any separate payment for the Shareholder's agreement contained in this Section 5.3 and the parties agree not to allocate or report any part of the contingent payment or any part of the consideration under the Merger Agreement for tax or any other purposes in Article II of this Agreement to the Shareholder's agreement in this Section 5.3.


VI.  NEGOTIATIONS

          Following the execution of this Agreement and prior to the Termination Date, the Shareholder shall not in his individual capacity, directly or indirectly, solicit, encourage, or initiate or participate in any

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discussions or negotiations with, or provide any information to, any corporation, partnership, person, or other entity or group (other than the Purchaser or an affiliate or an associate of the Purchaser or an officer, employee or other authorized representative of the Purchaser or such affiliate or associate) concerning any merger, sale of substantial assets, sale of substantial amounts of securities, or similar transaction involving the Company or any sale of the Shares. The foregoing prohibition shall not prohibit the Shareholder from taking any action, including but not limited to, those enumerated above, in connection with his exercise of any fiduciary duty owed to the Company or its shareholders in his capacity as an officer or director.

VII. MISCELLANEOUS

          7.1 This Agreement will be governed by and construed in accordance with the laws of the State of New York (regardless of the laws that might be applicable under principles of conflicts of laws). This Agreement may be executed simultaneously in counterparts, each of which will be deemed to be an original but all of which together will constitute one and the same instrument.

          7.2 The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

          7.3 All representations, warranties and agreements made by the Shareholder and the Purchaser in this Agreement shall survive the Closing hereunder and any investigation at any time made by or on behalf of any party hereto.

          7.4 This Agreement will be binding upon, inure to the benefit of and be enforceable by (i) the Shareholder and his respective heirs, beneficiaries, representatives and assigns, and (ii) the Purchaser and its successors and assigns. This Agreement may not be assigned by the parties hereto, except that the Purchaser may assign its rights hereunder to any wholly owned subsidiary of Purchaser.

          7.5 The Shareholder agrees that damages would be an inadequate remedy for breach of this Agreement and

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that the Purchaser may obtain specific performance of this Agreement and injunctive relief against any breach hereof.

          7.6 This Agreement, and the documents referred to herein or delivered pursuant hereby which form a part hereof, contain the entire understanding of the parties hereto with respect to its subject matter. There are no restrictions, agreements, promises, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to its subject matter. This Agreement may be amended only by a written instrument duly executed by both the parties hereto. Any condition to a party's obligations hereunder may be waived in writing by such party.

          7.7 The article and section headings contained herein are for reference purposes only and will not affect in any way the meaning or interpretation of this Agreement.

          7.8 All notices, claims, certificates, requests, demands and other communications hereunder ("notices) will be given in writing and will be deemed to have been duly given if delivered or mailed (registered or certified mail, postage prepaid, return receipt requested) as follows:

               (a)  If to the Purchaser, to:

     Woolworth Corporation
     233 Broadway
     New York, New York 10279
     Attention: General Counsel

with a copy to:

     Skadden, Arps, Slate, Meagher & Flom LLP
     919 Third Avenue
     New York, New York 10022-3897
     Attention:  Thomas H. Kennedy, Esq.

               (b) If to the Shareholder, to the address set forth below the Shareholder's signature at the end of this Agreement,

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with a copy to:

     Michael T. Pepke, Esq.
     James M. Bedore, Esq.
     Reinhart, Boerner, Van Deuren,
       Norris & Rieselbach, s.c.
     1000 North Water Street
     Milwaukee, Wisconsin 53202

or, in either case, such other address as the person to whom notice is to be given may have previously furnished to the others in the manner set forth above.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                       WOOLWORTH CORPORATION



                                       By:  ____________________________________
                                       Name:
                                       Title:


                                       -----------------------------------------
                                       Name of Shareholder:  Richard C. Gering

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